SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 28, 2005
--------------------------------
(Date of earliest event reported)



                    Banc of America Commercial Mortgage Inc.
        (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2005, relating to the Banc of America Commercial Mortgage Inc.
          Commercial Mortgage Pass-Through Certificates, Series 2005-5)
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             (Exact name of registrant as specified in its charter)



         Delaware                 333-121643-003              56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina        28255
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            (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (704) 386-8509



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Midland Loan Services, Inc., as special servicer, LNR Partners, Inc., as Special Servicer (with respect to the 417 Fifth Avenue Loan), LaSalle Bank National Association, as trustee and REMIC administrator, and ABN AMRO Bank N.V. as fiscal agent. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5 (the "Certificates"), including the Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-SB, Class A-4, Class A-M, Class A-J, Class XP, Class B, Class C, and Class D Certificates (the "Publicly Offered Certificates"), which were issued on October 13, 2005 with an aggregate principal balance as of October 1, 2005 of $1,788,180,000. The Publicly Offered Certificates were sold to by Banc of America Securities LLC ("BAS"), , Barclays Capital Inc. ("Barclays"), Deutsche Bank Securities Inc. ("Deutsche Bank") and Morgan Stanley & Co. Incorporated ("Morgan Stanley") (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 30, 2005, among BAS, Barclays, Deutsche Bank and Morgan Stanley, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of October 13, 2005, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of October 13, 2005, by and between Barclays Capital Real Estate Inc. ("BCREI") and the Company (the "BCREI Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 4       Pooling and Servicing Agreement
Exhibit 8       Tax Matters Opinion
Exhibit 99.1    Bank of America Mortgage Loan Purchase and Sale Agreement
Exhibit 99.2    BCREI Mortgage Loan Purchase and Sale Agreement

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By:    /s/ Edward Vaccaro
                                       ----------------------------------
                                       Name:  Edward Vaccaro
                                       Title: Vice President

Date: October 28, 2005

                                  Exhibit Index



Item 601(a) of Regulation                                         Paper (P) or
      S-K Exhibit No.        Description                          Electronic (E)
-------------------------    -------------------------------      --------------

             4               Pooling and Servicing Agreement             E

             8               Tax Matters Opinion                         E

                             Bank of America Mortgage Loan
           99.1              Purchase and Sale Agreement                 E

                             BCREI Mortgage Loan Purchase and
           99.2              Sale Agreement                              E